SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 21, 2006

                             UNIVERSAL TRAVEL GROUP
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Nevada                             000-51516                        20-0667864
------                             ---------                        ----------
State of                           Commission                       IRS Employer
Incorporation                      File Number                      I.D. Number

       10940 Wilshire Boulevard, Suite 1600, Los Angeles, California 90024
       -------------------------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (310) 443-4151

                             TAM of Henderson, Inc.
                               Shennan Zhong Road
                                 PO Box 031-046
                                 Shenzhen, China
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

      On August 21, 2006, we changed our name from Tam of Henderson, Inc. to Universal Travel Group, by filing our amended and restated Articles of Incorporation with the Secretary of State of Nevada. Except for the change in our name, our amended and restated Articles did not alter any other provision of our Articles of Incorporation. Our Board of Directors and shareholders approved our name change. Our shareholders may continue to make sales or transfers using stock certificates which have our old name imprinted on them.

      In addition, we have been advised by the NASD that, as of August 23, 2006, the trading symbol for our common stock on the OTC Bulletin Board will be changed from "TMHN" to "UTVG".

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit 3.1   Registrant's Amended and Restated Articles of Incorporation.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2006

                                    UNIVERSAL TRAVEL GROUP

                                    By: /s/ Jiangping Jiang
                                        ----------------------------------------
                                            Jiangping Jiang,
                                            Chairman and Chief Executive Officer


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

                                  Exhibit Index

Exhibit 3.1   Registrant's Amended and Restated Articles of Incorporation.


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